                                                                   Exhibit 10.13

                                    GCA LTD.



          -------------------------------------------------------------


                         COMMON SHARE PURCHASE AGREEMENT

                                 AUGUST 27, 1998

          -------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE

1.    PURCHASE AND SALE OF COMMON SHAREs ......................................1
      1.1  Issuance of Common Shares ..........................................1


2.    CLOSING DATE; DELIVERY ..................................................1
      2.1  Closing ............................................................1
      2.2  Delivery ...........................................................2


3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY ...........................2
      3.1  Organization .......................................................2
      3.2  Capitalization .....................................................2
      3.3  Authority ..........................................................2
      3.4  Issuance of Shares .................................................2
      3.5  No Conflict with Law or Documents ..................................2
      3.6  Consents, Approvals and Private Offering ...........................3
      3.7  Litigation .........................................................3
      3.8  Conformity with Legal Requirements .................................3
      3.9  No Brokers or Finders ..............................................3
      3.10 Disclosures ........................................................3


4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS ........................3
      4.1  Legal Power ........................................................3
      4.2  Due Execution ......................................................4
      4.3  Investment Representations .........................................4


5.    COVENANTS OF THE COMPANY ................................................6
      5.1  Information ........................................................6


6.    CONDITIONS TO CLOSING ...................................................6
      6.1  Conditions to Obligations of the Purchaser .........................6
      6.2  Conditions to Obligations of the Company ...........................7


7.    MISCELLANEOUS ...........................................................8
      7.1  Governing Law ......................................................8
      7.2  Survival ...........................................................8
      7.3  Successors and Assigns .............................................8
      7.4  Entire Agreement ...................................................8
      7.5  Separability .......................................................8
      7.6  Amendment and Waiver ...............................................8
      7.7  Notices ............................................................8
      7.8  Fees and Expenses ..................................................9
      7.9  Titles and Subtitles ...............................................9
      7.10 Counterparts .......................................................9

                                    GCA LTD.

                         COMMON SHARE PURCHASE AGREEMENT

      This Common Share Purchase Agreement (this "Agreement") is made as of August 27, 1998 by and among GCA Ltd., a Bermuda corporation (the "Company"), and each of the purchasers who are signatories hereto (individually, a "Purchaser" and collectively, the "Purchasers").

      In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement, the Company and each Purchaser (severally and not jointly), intending to be legally bound, agree as follows:

1.    PURCHASE AND SALE OF COMMON SHARES.

      1.1 Issuance of Common Shares.

            (a) The Company has authorized the issuance and sale to the Purchasers of its Common Shares, par value $1.00 per share (the "Common Shares").

            (b) In reliance upon each Purchaser's representations and warranties contained in Section 4 hereof and subject to the terms and conditions set forth herein, the Company hereby agrees to sell to each Purchaser the number of Common Shares set forth below such Purchaser's signature on the signature page bearing such Purchaser's name at the purchase price set forth on such signature page.

            (c) In reliance upon the representations and warranties of the Company contained in Section 3 hereof, and subject to the terms and conditions set forth herein, each Purchaser hereby agrees to purchase the Common Shares set forth on the signature page bearing such Purchaser's name. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Common Shares that appear on the signature page hereof that relates to such Purchaser.

            (d) The Company's agreement with each of the Purchasers is a separate agreement, and the sale of the Common Shares to each of the Purchasers is a separate sale.

2.    CLOSING DATE; DELIVERY.

      2.1 Closing. The closing of the sale and purchase of the Common Shares under this Agreement (the "Closing"), shall be held at 10:00 a.m. (Bermuda Time) at the offices of the Company on the same date as the closing of the initial public offering by the Company of its Common Shares (the "IPO"), or at such other time or on such other date as the Purchasers and the Company may mutually agree (the "Closing Date"). If the IPO shall not have occurred by December 31, 1998, any party may terminate its obligations hereunder.

      2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company shall deliver to each Purchaser Common Shares, registered in the name of each Purchaser or its nominee, representing the Common Shares to be purchased by each such Purchaser from the Company, dated as of the Closing Date, against payment of the purchase price therefor by wire transfer, unless other means of payment shall have been agreed upon by such Purchaser and the Company.

3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      The Company hereby represents and warrants to each Purchaser as of the date hereof and as of the Closing Date as follows:

      3.1 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda. The Company has all requisite power and authority to own and lease its properties and to conduct its business as now conducted.

      3.2 Capitalization. On the date of this Agreement, the authorized capital stock of the Company consists of 100,000,000 Common Shares, and 50,000,000 Preferred Shares, par value $1.00 per share, of which 12,000 Common Shares and no Preferred Shares are issued and outstanding. All of the issued and outstanding Common Shares have been duly authorized, validly issued and are fully paid and nonassessable.

     3.3 Authority. The Company has all requisite power and authority to enter into this Agreement, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

      3.4 Issuance of Shares. The Common Shares, when issued against payment therefor pursuant to the terms of this Agreement will be duly and validly authorized and issued, fully paid and nonassessable, and shall have been issued in compliance with all applicable laws.

      3.5 No Conflict with Law or Documents. The execution, delivery and consummation of this Agreement and the transactions contemplated hereby will not
(a) conflict with any provisions of the Memorandum of Association or Bylaws of the Company; or (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company.

      3.6 Consents, Approvals and Private Offering. Except for any filings required under applicable securities laws, all of which shall have been made as of the Closing Date to the extent required as of such time, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

      3.7 Litigation. There are no actions, suits, notices, hearings, inquiries, proceedings or investigations pending or, to the Company's knowledge threatened, against or affecting the Company that in the aggregate could reasonably be anticipated to result in any material adverse effect on the Company. Neither the Company nor, to the Company's knowledge, any of its officers or directors, is subject to any order, writ, injunction or decree of any court or of any federal, state, municipal or other domestic or foreign governmental department, commission, board, bureau, agency or instrumentality.

      3.8 Conformity with Legal Requirements. The operations of the Company as now conducted are not in violation of, nor is the Company in default under, any applicable law, statute, standard, ordinance, code, consent, registration, order, rule, regulation, or judgement of any court, arbitrator, tribunal or governmental authority (collectively, "Laws") presently in effect, except for violations and defaults as do not and could not reasonably be expected to, in the aggregate, have a material adverse effect on the Company.

      3.9 No Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company.

      3.10 Disclosures. Neither this Agreement, any Schedule nor any Exhibit to this Agreement contains any untrue statement of material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading.

4.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

            Each Purchaser hereby severally represents and warrants to, and covenants with the Company as follows:

      4.1 Legal Power. If such Purchaser is a corporation, partnership or trust, it has the requisite corporate, partnership, trust or fiduciary power, as appropriate, and is authorized, to enter into this Agreement to purchase the Common Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement. If such Purchaser is an individual, it has full legal right, power and authority to enter into this Agreement, to purchase the Common Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

      4.2 Due Execution. This Agreement has been duly authorized (and, if such Purchaser is a corporation, partnership, trust or fiduciary, executed and delivered) by such Purchaser, and, upon due execution and delivery by the Company, will be valid and binding agreements of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor's rights from time to time in effect and subject to general equity principles.

      4.3 Investment Representations. Each Purchaser acknowledges that:

            (a) the availability of the exemption from registration under the Act relied upon by the Company in issuing the Common Shares is dependent, in part, upon the truth of the representations made herein;

            (b) such Purchaser is thoroughly familiar with the proposed business of the Company and has made all investigations thereof which such Purchaser deems necessary or desirable;

            (c) such Purchaser has such knowledge and experience in financial, tax, and business matters in general, and investments and securities in particular, as to enable such Purchaser to evaluate the merits and risks of an investment in the Common Shares and to make an informed investment decision with respect thereto;

            (d) such Purchaser is familiar with the business, lack of past performance, and prospects of the Company, including the risks associated therewith;

            (e) such Purchaser: (1) has had the opportunity to obtain all information requested by him for any purpose related to this Agreement and the transactions contemplated hereby; and (2) has had the opportunity to meet with representatives of the Company and to have them answer any questions and provide such additional information regarding the terms and conditions of the transactions contemplated hereby and the business and prospects of the Company, as deemed relevant by such Purchaser, all of which questions have been answered and all of such requested information has been provided to the full satisfaction of such Purchaser. Such Purchaser is aware that an investment in the Common Shares is speculative and involves significant risks, including, among other things, the risk of the loss of such Purchaser's entire investment in the Common Shares;

            (f) such Purchaser is an "accredited investor" as such term is defined in Rule 501 of the Act and was not formed for the specific purpose of acquiring the Common Shares. The definition of accredited investor appears as Exhibit A to this Agreement;

            (g) neither the Securities and Exchange Commission (the "SEC") nor any state securities commission has approved the Common Shares to be received by such Purchaser or passed upon or endorsed the merits of an investment therein or confirmed the accuracy or adequacy of any information provided by the Company to such Purchaser;

            (h) the Common Shares are not registered under the Act or under any applicable state securities law and must be held indefinitely unless they are subsequently so registered or unless an exemption from such registration is available;

            (i) the Company is under no obligation to register the Common Shares under any circumstances or to attempt to make available any exemption from registration under the Act or any applicable state securities law, at such Purchaser's expense or otherwise;

            (j) such Purchaser recognizes that he must bear the substantial economic risks of his investment in the Common Shares and that such Common Shares may not be sold, transferred, hypothecated or otherwise disposed of unless they are subsequently registered under the Act pursuant to the filing of an effective registration statement and under applicable state securities laws or exemption from such registration is available and there is provided to the Company by such Purchaser an opinion of counsel satisfactory to the Company or no-action letters from the SEC and any appropriate state regulatory agencies to the effect that registration under the Act and any applicable state securities law is not required in connection with the transaction. Each certificate representing Common Shares will bear the following legend, or one similar thereto, drawing attention to the restrictions on its transferability:

            "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS."

            (k) if, at a time when registration is required, it is legally permissible for the Purchaser to sell the Common Shares privately without registration, the Common Shares so sold will be restricted in the hands of the purchaser. In the event that there is a public market for the Common Shares at that time, such purchaser may only be willing to pay a price less than the price for unrestricted securities; and

            (l) such Purchaser (1) is aware that any routine sales under Rule 144 of the SEC under the Act of the Common Shares may be made only in limited amounts and in accordance with the terms and conditions of that Rule and that in such cases where the Rule is not applicable, compliance with some other registration exemption will be required; and (2) is aware that Rule 144 is not presently available for use by the Purchaser for resale of such Common Shares; and

            (m) such Purchaser's principal residence is set forth next to such Purchaser's name on the signature page to this Agreement.

5.    COVENANTS OF THE COMPANY

      5.1 Information.

            (a) If the Company becomes subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Sections 13 or 15(d), the Company shall deliver to each holder of Common Shares all annual, quarterly or other reports to the extent furnished to its public security holders.

            (b) If the Company is not subject to the requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall cause to be furnished promptly to each holder of Common Shares, so long as such holder owns at least 5,000 Common Shares, (i) as soon as available, and in any event within 150 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with generally accepted accounting principles and reported on by independent certified public accountants; and (ii) as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its consolidated subsidiaries, if any, as of the end of such quarter and the related consolidated statements of income and stockholder's equity (together with any other quarterly financial statements being prepared by the Company at such time), setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year.

            (c) At any reasonable time during normal business hours and from time to time, the Company will permit any Purchaser who then owns at least 5,000 Common Shares, or any agent or representative of such Purchaser, to examine the books and records and visit the properties of the Company and to discuss the Company's affairs, finances and accounts with any of its officers or directors; provided that any such Purchaser exercising its rights hereunder shall (i) use all reasonable efforts to ensure that any such examination or visit results in a minimum of disruption to the operations of the Company and (ii) agree in writing to keep any and all proprietary information of the Company disclosed to such Purchaser in the course of such examination or visit confidential and not use such proprietary information for any purpose.

6.    CONDITIONS TO CLOSING.

      6.1 Conditions to Obligations of the Purchaser. Each Purchaser's obligation to purchase the Common Shares at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions:

            (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects and the Company shall have performed in all material respects all obligations and conditions herein required to be performed by it on or prior to the Closing Date.

            (b) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any applicable governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Common Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Common Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Common Shares shall be legally permitted by all laws and regulations to which each Purchaser and the Company are subject.

            (c) Initial Public Offering. There shall have been consummated the IPO of not less than 14,000,000 Common Shares.

      6.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Common Shares at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

            (a) Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects and the Purchasers shall have performed all obligations and conditions herein required to be performed by them on or prior to the Closing Date.

            (b) Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any applicable governmental authority or regulatory body that are required in connection with the lawful sale and issuance of the Common Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Common Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction.

            (c) Lock-up Agreement. The Purchasers shall have entered into a lock-up agreement in substantially the form attached as Exhibit D hereto.

            (d) Initial Public Offering. There shall have been consummated the IPO of not less than 14,000,000 Common Shares.

7.    MISCELLANEOUS.

      7.1 Governing Law. This Agreement shall be governed by and construed under the laws of Bermuda without regard to principles of conflict of laws.

      7.2 Survival. The representations and warranties made by the parties in this Agreement shall survive the consummation of the transactions herein contemplated until the expiration of the statute of limitations with respect to claims arising under Section 10(b) of the Exchange Act.

      7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

      7.4 Entire Agreement. This Agreement and the Exhibits and Schedules hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein.

      7.5 Separability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      7.6 Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

      7.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, on the first business day following mailing by overnight courier, delivery charges prepaid, or on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and the Purchaser at the respective addresses included herein, or at such other address, notice of which is given in accordance with the provisions of this Section 7.7.

      7.8 Fees and Expenses. The Company and the Purchasers shall bear their own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

      7.9 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      7.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

                                    GCA LTD.
                         COMMON SHARE PURCHASE AGREEMENT


Frederick S. Hammer
------------------------------------    ----------------------------------------
Purchaser's Name-Please Print           Nominee Name (if appropriate)


------------------------------------    ----------------------------------------
Social Security/Tax I.D. Number         Telephone Number


520 Meadowbrook Circle                  Wayne, PA 19087
------------------------------------    ----------------------------------------
Address                                 City, State and Zip Code


/s/ Frederick S. hammer                 August 27, 1998
------------------------------------    ----------------------------------------
Signature                               Date


Number of                               Aggregate
Common Shares                           Purchase Price

12,500                                  $176,250
------------------------                ----------


Enclose check payable to: GCA LTD. or

FUNDS SHOULD BE WIRED TO:






AGREED TO AND ACCEPTED:

GCA LTD.


By: /s/ Donald J. Matthews                            Date: August 27, 1998
   -------------------------------------------              -----------------
   Donald J. Matthews, Chief Executive Officer

                                    GCA LTD.
                         COMMON SHARE PURCHASE AGREEMENT


Robert M. Lichten
------------------------------------    ----------------------------------------
Purchaser's Name-Please Print           Nominee Name (if appropriate)


------------------------------------    ----------------------------------------
Social Security/Tax I.D. Number         Telephone Number


31 Summit Road                          Port Washington, NY 11050
------------------------------------    ----------------------------------------
Address                                 City, State and Zip Code


/s/ Robert M. Lichten                   August 27, 1998
------------------------------------    ----------------------------------------
Signature                               Date


--------------------------------------------------------------------------------
Number of                               Aggregate
Common Shares                           Purchase Price

12,500                                  $176,250
------------------------                ----------




Enclose check payable to: GCA LTD. or

FUNDS SHOULD BE WIRED TO:

--------------------------------------------------------------------------------



AGREED TO AND ACCEPTED:

GCA LTD.


By: /s/ Donald J. Matthews                            Date: August 27, 1998
   -------------------------------------------              -----------------
   Donald J. Matthews, Chief Executive Officer

                                    GCA LTD.
                         COMMON SHARE PURCHASE AGREEMENT


Michael P. Esposito, Jr.
------------------------------------    ----------------------------------------
Purchaser's Name-Please Print           Nominee Name (if appropriate)


------------------------------------    ----------------------------------------
Social Security/Tax I.D. Number         Telephone Number


550 Prospect Avenue                     Oradell, NJ 07649
------------------------------------    ----------------------------------------
Address                                 City, State and Zip Code


/s/ Michael P. Esposito, Jr.            August 27, 1998
------------------------------------    ----------------------------------------
Signature                               Date


Number of                               Aggregate
Common Shares                           Purchase Price

85,000                                  $1,198,500
------------------------                ----------


Enclose check payable to: GCA LTD. or

FUNDS SHOULD BE WIRED TO:






AGREED TO AND ACCEPTED:

GCA LTD.


By: /s/ Donald J. Matthews                            Date: August 27, 1998
   -------------------------------------------              -----------------
   Donald J. Matthews, Chief Executive Officer

                                    GCA LTD.
                         COMMON SHARE PURCHASE AGREEMENT


Andrew S. Lerner
------------------------------------    ----------------------------------------
Purchaser's Name-Please Print           Nominee Name (if appropriate)


------------------------------------    ----------------------------------------
Social Security/Tax I.D. Number         Telephone Number


515 East 85th Street, Apt. 9E           New York, NY 10028
------------------------------------    ----------------------------------------
Address                                 City, State and Zip Code


/s/ Andrew S. Lerner                    August 27, 1998
------------------------------------    ----------------------------------------
Signature                               Date



Number of                               Aggregate
Common Shares                           Purchase Price

5,000                                   $   70,500
------------------------                ----------



Enclose check payable to: GCA LTD. or

FUNDS SHOULD BE WIRED TO:





AGREED TO AND ACCEPTED:

GCA LTD.


By: /s/ Donald J. Matthews                       Date: August 27, 1998
   -------------------------------------------        ----------------
   Donald J. Matthews, Chief Executive Officer